                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2005

                        Princeton National Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

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
                 0-20050                                   36-3210283
        (Commission File Number)               (IRS Employer Identification No.)

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
          606 South Main Street
           Princeton, Illinois                                61356
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (815) 875-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Princeton National Bancorp, Inc., a Delaware corporation ("Princeton"), hereby amends Item 9.01 of its Current Report on Form 8-K, originally filed on August 4, 2005, as set forth in the pages attached hereto. In the initial Form 8-K, Princeton disclosed the consummation of the merger transaction whereby Somonauk FSB Bancorp, Inc. ("Somonauk") was acquired by Princeton.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired.

     The audited consolidated financial statements of Somonauk for the years ended December 31, 2004 and 2003 contained in Princeton's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 26, 2005 are hereby incorporated by this reference. The following financial statements of Somonauk included in this Current Report on Form 8-K/A are incorporated herein by reference to Exhibit 99.1 hereto:

     Accountants' Compilation Report

     Unaudited Consolidated Balance Sheets as June 30, 2005 and 2004

     Unaudited Consolidated Statements of Income for the Six Month Periods ended June 30, 2005 and 2004

     Unaudited Consolidated Statements of Changes in Stockholders' Equity for the Six Month Periods Ended June 30, 2005 and 2004

     Unaudited Consolidated Statements of Cash Flows Income for the Six Month Periods ended June 30, 2005 and 2004

     (b) Pro Forma Financial Information.

     The unaudited consolidated pro forma balance sheets as of December 31, 2004 and June 30, 2005 and the unaudited consolidated pro forma statements of income for the year ended December 31, 2004 and for the six month period ended June 30, 2005 are incorporated herein by reference to Exhibit 99.2 hereto.

     (c) Exhibits.

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
Exhibit 23.1 Consent of Borhart Spellmeyer & Company to inclusion of its report dated January 27, 2005

Exhibit 99.1 Unaudited consolidated financial statements of Somonauk FSB Bancorp, Inc. - June 30, 2005 and 2004

Exhibit 99.2 Unaudited pro forma financial information for Princeton giving effect to the merger transaction previously reported on the initial Form 8-K
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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRINCETON NATIONAL BANCORP, INC.
                                                  (Registrant)


                                        By: /s/ Tony J. Sorcic
                                            ------------------------------------
                                            Tony J. Sorcic, President and
                                            Chief Executive Officer

Dated: October 14, 2005


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
                                  EXHIBIT INDEX

NUMBER         DESCRIPTION
------         -----------
Exhibit 23.1   Consent of Borhart Spellmeyer & Company to inclusion of its report dated January 27, 2005

Exhibit 99.1   Unaudited consolidated financial statements of Somonauk FSB
               Bancorp, Inc. - June 30, 2005 and 2004

Exhibit 99.2 Unaudited pro forma information for Princeton giving effect to the merger transaction previously reported on the initial Form
               8-K.


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